Investor Presentation Janney CEO Virtual Forum February 4, 2021 Jim Ford President & CEO Dave Kinross EVP CFO

Forward-Looking Statements 2 Certain matters discussed in this report constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained herein that are not historical facts, such as statements regarding the Company’s current business strategy and the Company’s plans for future development and operations, are based upon current expectations. These statements are forward-looking in nature and involve a number of risks and uncertainties. Such risks and uncertainties include, but are not limited to (1) significant increases in competitive pressure in the banking industry; (2) the impact of changes in interest rates; (3) a decline in economic conditions in the Central Valley and the Greater Sacramento Region; (4) the Company’s ability to continue its internal growth at historical rates; (5) the Company’s ability to maintain its net interest margin; (6) the decline in quality of the Company’s earning assets; (7) a decline in credit quality; (8) changes in the regulatory environment; (9) fluctuations in the real estate market; (10) changes in business conditions and inflation; (11) changes in securities markets (12) risks associated with acquisitions, relating to difficulty in integrating combined operations and related negative impact on earnings, and incurrence of substantial expenses; (13) political developments, uncertainties or instability, catastrophic events, acts of war or terrorism, or natural disasters, such as earthquakes, drought, pandemic diseases or extreme weather events, any of which may affect services we use or affect our customers, employees or third parties with which we conduct business; and (14) the rapidly changing uncertainties related to the Covid-19 pandemic including, but not limited to, the potential adverse effect of the pandemic on the economy, our employees and customers, and our financial performance. Therefore, the information set forth in such forward-looking statements should be carefully considered when evaluating the business prospects of the Company. When the Company uses in this presentation the words “anticipate,” “estimate,” “expect,” “project,” “intend,” “commit,” “believe,” and similar expressions, the Company intends to identify forward-looking statements. Such statements are not guarantees of performance and are subject to certain risks, uncertainties and assumptions, including those described in this presentation. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those anticipated, estimated, expected, projected, intended, committed or believed. The future results and shareholder values of the Company may differ materially from those expressed in these forward-looking statements. Many of the factors that will determine these results and values are beyond the Company’s ability to control or predict. For those statements, the Company claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Central Valley Community Bancorp will undertake no obligation to revise or publically release any revision or update to the forward looking statements to reflect events or circumstances that occur after the date on which statements were made.

Experienced Management Team 3 Executive Position Years at CVCY Years of Experience James M. Ford President & CEO 6 40 David A. Kinross EVP, Chief Financial Officer 14 30 James J. Kim EVP, Chief Operating Officer 3 20 Patrick A. Luis EVP, Chief Credit Officer 1 35 Ken Ramos EVP, Market Executive – South 1 31 Blaine Lauhon EVP, Market Executive – North 2 33 Teresa Gilio EVP, Chief Administrative Officer 11 38 Dawn Cagle SVP, Human Resources Director 3 35

Overview 4 NASDAQ Symbol CVCY Market Capitalization $186 Million Institutional Ownership 47% Insider Ownership 14% Total Assets $2.00 Billion Headquarters Fresno, CA Number of Branches 20 Year Established 1980 Strategic Footprint Bakersfield to Sacramento 20 Branches in 9 Contiguous Counties As of December 31, 2020

Financial Highlights 5 2020 2019 2018 Total Assets $2.00 Billion $1.60 Billion $1.54 Billion Net Income $20.35 Million $21.44 Million $21.29 Million Diluted EPS $1.62 $1.59 $1.54 Net Interest Margin 3.87% 4.51% 4.44% ROAA 1.11% 1.36% 1.35% ROAE 8.85% 9.39% 10.07% Cash Dividends per share $0.44 $0.43 $0.31 Total Cost of Funds 0.09% 0.15% 0.09% NPAs to Total Assets 0.16% 0.11% 0.18% Leverage Capital Ratio 9.28% 11.38% 11.48% Common Equity Tier 1 Ratio 14.10% 14.55% 15.13% Tier 1 Risk Based Capital Ratio 14.50% 14.98% 15.59% Total Risk Based Capital Ratio 15.58% 15.79% 16.44%

COVID-19 Responses 6 • Implemented Pandemic Plan mid February 2020 to address COVID-19 and escalated activities into early March 2020 • Our Credit teams began monitoring clients via direct communication, checklists we deployed to aid in monitoring loans • In Q2 we reviewed 70% of the loan portfolio, and in Q3 we reviewed 41% (excluding PPP loans) • PPP approved SBA loans totaled $211 million with net fees of $6.3 million • Implemented a 90-day loan deferral program with $60 million in outstanding loan balances at September 30, 2020 • Increasing frequency of Problem Loan Report meetings • Focusing on both Probability of Default and Loss Given Default • Monitoring external economic conditions, i.e. unemployment rates, home sales, etc.

Attractive Investment Opportunity 7 As of Dec. 31, 2020 Source: NASDAQ Monthly Closing Price Data 0 5 10 15 20 25 1/1/2015 1/1/2016 1/1/2017 1/1/2018 1/1/2019 1/1/2020 Pr ic e CVCY Stock Price Dividend Payout Ratio - 27.2% Dividend Yield - 3.94%

Growing Franchise 8 Note: Acquisitions of Sierra Vista Bank occurred on October 1, 2016, and Folsom Lake Bank occurred on October 1, 2017 1,222,526 1,321,007 1,491,696 1,577,410 1,574,089 1,832,987 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2,000,000 2015 2016 2017 2018 2019 2020 Th ou sa nd s Average Total Assets

Strong Net Income and NIM 9 10,964 15,182 14,026 21,289 21,443 20,347 4.01 4.06 4.40 4.44 4.51 3.87 3.40 3.60 3.80 4.00 4.20 4.40 4.60 0 5,000 10,000 15,000 20,000 25,000 2015 2016 2017 2018 2019 2020 Pe rc en t Th ou sa nd s Net Income Net Interest Margin

Solid Earnings 10 0.90 1.15 0.94 1.35 1.36 1.11 8.12 9.84 7.69 10.07 9.39 8.85 - 2.00 4.00 6.00 8.00 10.00 12.00 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 2015 2016 2017 2018 2019 2020 RO A E Pe rc en t RO A A P er ce nt ROAA / ROAE ROAA ROAE

Steady Deposit Growth and Lowest Cost of Funds 11 1,065,798 1,144,231 1,284,305 1,333,754 1,295,780 1,568,194 0.09 0.09 0.08 0.09 0.15 0.09 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 1,400,000 1,600,000 1,800,000 2015 2016 2017 2018 2019 2020 Pe rc en t Th ou sa nd s Average Total Deposits Avg Deposits Cost of Funds

Attractive Deposit Mix 12 Non-Interest Bearing 48% Now/Savings 27% Money Market 20% TCDs 5% As of December 31, 2020 Total Deposits = $1.72 Billion

Loan Totals and Yield 13 * Loan Yield 2020 w/o PPP Loans 5.32% 578,899 644,282 790,504 908,419 928,560 1,053,450 5.27 5.29 5.51 5.50 5.54 4.94 4.60 4.70 4.80 4.90 5.00 5.10 5.20 5.30 5.40 5.50 5.60 0 200,000 400,000 600,000 800,000 1,000,000 1,200,000 2015 2016 2017 2018 2019 2020 Pe rc en t Th ou sa nd s Average Total Loans Total Loans Loan Yield

Well Diversified Loan Portfolio 14 Commercial & Industrial, 25% Agriculture Production & Land, 10% Owner Occupied Real Estate, 19% R/E Construction & Land, 5% Commercial Real Estate, 31% Other Real Estate, 3% Equity Loans and Lines, 5% Consumer & Installment, 3% As of December 31, 2020 Excludes Deferred Loan Fees Total Loans = $1.10 Billion

Agricultural Loan Commitments 15 Almonds 22% Table Grapes 2% Open Land 11% Walnuts 4% Wine Grapes 2% Other 15% Row Crops 3% Tomatoes 10% Raisins 6% Cherries 2% Cotton 2% Tree Fruit 13% Pistachios 3% Citrus 5% As of December 31, 2020 Total Ag Line Commitments $142.2 Million

Non Performing Loans 16 * ALLL/Loans 2020 w/o PPP and acquired loans 1.65% 2,413 2,542 2,945 2,740 1,693 3,278 1.61 1.23 0.97 0.99 0.97 1.17 - 0.20 0.40 0.60 0.80 1.00 1.20 1.40 1.60 1.80 0 500 1,000 1,500 2,000 2,500 3,000 3,500 2015 2016 2017 2018 2019 2020 Pe rc en t Th ou sa nd s Non Performing Assets ALLL/Loans

Special Mention Loans 17 28,719 29,911 21,908 26,254 28,183 36,406 4.80 3.95 2.43 2.86 2.99 3.30 - 1.00 2.00 3.00 4.00 5.00 6.00 - 5,000 10,000 15,000 20,000 25,000 30,000 35,000 40,000 2015 2016 2017 2018 2019 2020 Pe rc en t Th ou sa nd s Special Mention Loans SM Loans/Gross Loans

Substandard Loans 18 31,764 49,464 49,998 28,394 33,838 36,136 5.31 6.54 5.55 3.09 3.59 3.28 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 - 10,000 20,000 30,000 40,000 50,000 60,000 2015 2016 2017 2018 2019 2020 Pe rc en t Th ou sa nd s Substandard Loans Sub Loans/Gross Loans

Conservative Investment Portfolio 19 US Government Agencies 0% Private Label Mortgage & Asset Backed 11% Municipal Securities 37% Agency CMO, MBS & Other Securities 29% Fed Funds Sold 5% Equity Mutual Funds 2% Corporate Debt 1% As of December 31, 2020 Total = $754 Million Yield = 2.33% Effective Duration 4.65

On the Horizon 20 Organic Loan & Deposit Growth Improve Efficiencies Invest in Team & Technology Monitor COVID-19 Impacts on Customers and Local Economy Proactively Respond to COVID-19 Related Borrower Issues

21 Investing in Relationships